Exhibit 99.1

Innodata Announces New Leadership Appointments to Support Next Phase of Growth

Rahul Singhal Appointed President and Chief Revenue Officer

Daniel H. (Don) Callahan and General (Retired) Richard D. Clarke Appointed to Board

Jack Abuhoff Appointed Chairman

Stewart Massey Appointed Lead Independent Director

NEW YORK, November 6, 2025 – Innodata Inc. (Nasdaq: INOD), a global data-engineering company, today announced executive management and Board appointments to support the Company’s rapid growth and continued global expansion in generative AI solutions and platforms.

Rahul Singhal Appointed President and Chief Revenue Officer

Rahul Singhal, formerly Innodata’s Chief Product Officer and Chief Revenue Officer, has been promoted to President and Chief Revenue Officer. In his expanded role, Singhal will define the Company’s overall product strategy, product roadmap, and go-to-market execution across the Company’s AI, data engineering, and digital transformation businesses.

“Rahul has been instrumental in shaping our strategy for sustained growth and deepening our relationships with some of the world’s most innovative companies,” said Jack Abuhoff, Chief Executive Officer. “As President and CRO, he will be at the center of our growth engine as we strive to continue delivering exceptional value to our clients and shareholders.”

“It’s an honor to take on this expanded role at such a transformative time for Innodata,” said Singhal. “We’re working to expand customer engagements and develop new customer relationships as we innovate our offerings to serve our markets at their highest points of need. I’m excited to help drive our mission forward as I see extraordinary opportunity in front of us.”

Board Strengthened with Seasoned Leaders from Enterprise and National Security

Innodata also announced the appointment of Daniel H. (Don) Callahan, a veteran technology and operations executive, and General (Retired) Richard D. Clarke, former Commander of U.S. Special Operations Command (“USSOCOM”), to its Board of Directors.

Callahan brings more than 40 years of leadership experience across Citigroup, Morgan Stanley, and IBM and currently serves as Executive Partner at Bridge Growth Partners. Clarke, a retired four-star U.S. Army general, led USSOCOM’s 75,000-person global force and now serves on the board of General Dynamics (NYSE:GD) and as a trustee at MITRE.

“Don and Rich each bring world-class expertise in technology innovation and global operations, along with deep connections across Silicon Valley and Washington,” said Abuhoff. “Their perspectives will be invaluable as Innodata executes it mission to lead in generative AI solutions.”

Governance Updates

In connection with these changes, the Board appointed CEO Jack Abuhoff as Chairman and Stewart Massey, a director since 2009, as Lead Independent Director. Nauman (Nick) Toor, who has served on the Board since 2019, has stepped down to devote his time to a new opportunity. Innodata’s Board now is comprised of five directors, four of whom are independent.

Toor said, “It has been an absolute honor and privilege to chair the board of Innodata as it has grown from a sub $50M microcap to a multibillion-dollar world class enterprise under the brilliant and relentless leadership of Jack Abuhoff and his fantastic executive team. In my view, Innodata is on solid footing with a bright future ahead, supported by a strong team ready to pursue the opportunities before it.”

Abuhoff said, "I also want to take this opportunity to thank Nick for his board service these past five years. While we are sorry to see Nick go, we wish him well in his new venture."

Third Quarter 2025 Results

Innodata today will report results for the third quarter ended September 30, 2025. The release will be available in both the News and Investor Relations sections of www.innodata.com. Innodata will hold an investor conference call at 5:00 PM Eastern Time today.

About Rahul Singhal

Rahul Singhal previously served as Innodata’s Chief Product Officer and Chief Revenue Officer, positions he has held since January 2019 and January 2022, respectively. In these roles he was responsible for defining Innodata’s overall product strategy, product roadmap and go-to-market execution across its AI, data engineering, and digital transformation businesses. Prior to joining Innodata in 2019, Singhal spent more than a decade at IBM, where he held a series of leadership roles of increasing responsibility, culminating in his position as Program Director for IBM Watson Platform APIs. Following his tenure at IBM, he served as Chief Product Officer at Equals3.AI, an AI-powered knowledge management platform. Singhal also served as an Adjunct Professor in New York City, teaching courses in competitive strategy and experimental design. He has a bachelors of engineering in mechanical engineering from the College of Engineering, Pune (1995) and a MBA from McGill University (2000).

About Daniel H. (Don) Callahan

Don Callahan brings decades of experience in technology and financial services leadership and currently serves as Executive Partner at Bridge Growth Partners, a technology investment firm. He is also Chief Executive Officer of Callahan Advisors, LLC, where he advises global companies on digital transformation and technology startups on differentiated growth strategies. He was the former Non-Executive Chairman of TIME, where he led its comprehensive digital transformation. From 2007 until his retirement in 2018, Callahan served as Citigroup’s Chief Administrative Officer and Global Head of Operations, Technology and Shared Services, overseeing businesses and services across more than 100 countries, a multi-billion-dollar budget, and the bank’s cybersecurity initiatives. Prior to Citigroup, he held senior executive positions at Morgan Stanley and Credit Suisse, and IBM.

He currently serves on the Boards of Directors of Scotiabank and WEX Inc. as well as the boards of Columbia University’s Teachers College and several private companies. He has a bachelor’s degree in history from Manhattanville College, where he serves as Trustee Chair Emeritus.

About Richard Clarke

Rich Clarke is a retired four-star U.S. Army general who served nearly four decades leading complex and diverse organizations at every level, including more than 15 years internationally with more than 12 combat deployments to Iraq and Afghanistan. Prior to his retirement in 2022, he served as the commander of the United States Special Operations Command (USSOCOM or SOCOM), where he led a joint force of over 75,000 military members with an annual operating budget of more than $13 billion. Prior to assuming command of USSOCOM, he served as Director for Strategic Plans and Policy (J5), Joint Staff, the Pentagon, Arlington, Virginia. His major awards include the Defense Distinguished Service Medal, two Army Distinguished Service Medals, three Defense Superior Service Medals, two Legion of Merit awards, and five Bronze Stars.

He is currently on the Board of Directors at General Dynamics and a trustee at MITRE. He has a bachelor’s degree from the U.S. Military Academy at West Point and an MBA from Benedictine College.

About Innodata

Innodata (Nasdaq: INOD) is a global data engineering company. We believe that data and Artificial Intelligence (AI) are inextricably linked. That's why we're on a mission to help the world's leading technology companies and enterprises drive Generative AI / AI innovation. We provide a range of transferable solutions, platforms, and services for Generative AI / AI builders and adopters. In every relationship, we honor our 35+ year legacy delivering the highest quality data and outstanding outcomes for our customers.

Visit www.innodata.com to learn more.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These forward-looking statements include, without limitation, statements concerning our operations, economic performance, financial condition, developmental program expansion and position in the generative AI services market. Words such as "project," "forecast," "believe," "expect," "can," "continue," "could," "intend," "may," "should," "will," "anticipate," "indicate," "guide," "predict," "likely," "estimate," "plan," "potential," "possible," "promises," or the negatives thereof, and other similar expressions generally identify forward-looking statements.

These forward-looking statements are based on management's current expectations, assumptions and estimates and are subject to a number of risks and uncertainties, including, without limitation, impacts resulting from ongoing geopolitical conflicts; investments in large language models; that contracts may be terminated by customers; projected or committed volumes of work may not materialize; pipeline opportunities and customer discussions which may not materialize into work or expected volumes of work; the likelihood of continued development of the markets, particularly new and emerging markets, that our services support; the ability and willingness of our customers and prospective customers to execute business plans that give rise to requirements for our services; continuing reliance on project-based work in the Digital Data Solutions ("DDS") segment and the primarily at-will nature of such contracts and the ability of these customers to reduce, delay or cancel projects; potential inability to replace projects that are completed, canceled or reduced; our DDS segment's revenue concentration in a limited number of customers; our dependency on content providers in our Agility segment; our ability to achieve revenue and growth targets; difficulty in integrating and deriving synergies from acquisitions, joint ventures and strategic investments; potential undiscovered liabilities of companies and businesses that we may acquire; potential impairment of the carrying value of goodwill and other acquired intangible assets of companies and businesses that we acquire; a continued downturn in or depressed market conditions; changes in external market factors; the potential effects of U.S. global trading and monetary policy, including the interest rate policies of the Federal Reserve; changes in our business or growth strategy; the emergence of new, or growth in existing competitors; various other competitive and technological factors; our use of and reliance on information technology systems, including potential security breaches, cyber-attacks, privacy breaches or data breaches that result in the unauthorized disclosure of consumer, customer, employee or Company information, or service interruptions; and other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission ("SEC").

Our actual results could differ materially from the results referred to in any forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks discussed in Part I, Item 1A. "Risk Factors," Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations," and other parts of our Annual Report on Form 10-K, filed with the SEC on February 24, 2025, and in our other filings that we may make with the SEC. In light of these risks and uncertainties, there can be no assurance that the results referred to in any forward-looking statements will occur, and you should not place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof.

We undertake no obligation to update or review any guidance or other forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by the U.S. federal securities laws.

Company Contact

Aneesh Pendharkar

investor@innodata.com

(201) 371-8000